SilverPepper Merger Arbitrage Fund
A series of Investment Managers Series Trust

Supplement dated April 13, 2015, to the
Summary Prospectus dated November 3, 2014 and the Prospectus dated November 1, 2014

Sub-Advisor and Portfolio Manager Changes
Effective April 20, 2015, Brown Trout Management, LLC (“Brown Trout”), will serve as sub-advisor and will be responsible for day-to-day management of the Fund’s portfolio, and Glenfinnen Capital LLC (“Glenfinnen”) will no longer serve as sub-advisor to the Fund.  Steven R. Gerbel of Brown Trout will serve as the portfolio manager of the Fund.  Accordingly, all references to Glenfinnen in the Fund’s Summary Prospectus and Prospectus are hereby deleted.

The following replaces information regarding Glenfinnen in the “Summary Section” of the Prospectus and the Summary Prospectus:

Sub-Advisor
Brown Trout Management, LLC (“Brown Trout”) is the Merger Arbitrage Fund’s Sub-Advisor.

Portfolio Manager
Steven R. Gerbel has served as the Fund’s portfolio manager since April 20, 2015.

The following replaces information regarding Glenfinnen in the “Management of the Funds” section of the Prospectus:

The Sub-Advisor to the Merger Arbitrage Fund
The Advisor, on behalf of the Merger Arbitrage Fund, has entered into a sub-advisory agreement with Brown Trout Management, LLC and the Advisor compensates Brown Trout out of the 1.50% investment advisory fees the Advisor receives from the Merger Arbitrage Fund.  Brown Trout makes investment decisions for the Merger Arbitrage Fund, subject to the overall supervision of the Advisor.  The Advisor oversees Brown Trout for compliance with the Merger Arbitrage Fund’s investment objectives, policies, strategies and restrictions, and monitors Brown Trout’s adherence to its investment style.  The Board of Trustees supervises the Advisor and Brown Trout, and establishes policies that they must follow in their management activities.

While the Advisor delegates the day-to-day management of the Merger Arbitrage Fund’s assets to Brown Trout, the Advisor retains overall supervisory responsibility for the general management and investment of the Merger Arbitrage Fund’s securities portfolio.

Brown Trout Management, LLC, founded in 1997, with its principal place of business at 311 South Wacker Drive, Suite 6025, Chicago, Illinois, 60606, is a registered investment adviser and provides investment advisory services primarily to private investment funds, high net worth individuals and institutions.  As of March 31, 2015, Brown Trout has $86.4 million in assets under management.

Please file this Supplement with your records.

Portfolio Manager of the Merger Arbitrage Fund

The portfolio manager of the Merger Arbitrage Fund is:

Steven R. Gerbel.  Mr. Gerbel is the Founder, Chief Investment Officer and Managing Member of Brown Trout and has over 20 years of experience managing hedge funds focused on merger arbitrage and convertible arbitrage markets.  Prior to founding Brown Trout in 1997, Mr. Gerbel was a general partner at First Capital Management, LP, a Chicago-based hedge fund focused on merger and convertible arbitrage, value investing, and distressed markets. Prior to joining First Capital Management, Mr. Gerbel was a trader with Mid-American Commodities Exchange at the Chicago Board of Trade.  Mr. Gerbel earned a B.S. in Economics from DePaul University.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The section entitled “Prior Performance for Similar Account Managed by Glenfinnen” is deleted.

Please file this Supplement with your records.

SilverPepper Merger Arbitrage Fund
A series of Investment Managers Series Trust

Supplement dated April 13, 2015, to the
Statement of Additional Information
dated November 1, 2014

Sub-Advisor and Portfolio Manager Changes
Effective April 20, 2015, Brown Trout Management, LLC (“Brown Trout”), will serve as sub-advisor and will be responsible for day-to-day management of the Fund’s portfolio, and Glenfinnen Capital, LLC (“Glenfinnen”) will no longer serve as sub-advisor to the Fund.  Steven R. Gerbel of Brown Trout will serve as the portfolio manager of the Fund.  Accordingly, all references to Glenfinnen in the Fund’s Statement of Additional Information are hereby deleted.

The following replaces the first paragraph in the “Management of the Fund – Sub-Advisors” section of the Statement of Additional Information:

The Advisor has entered into a sub-advisory agreement with Galtere with respect to the Commodity Strategies Global Macro Fund and with Brown Trout Management, LLC with respect to the Merger Arbitrage Fund (each a “Sub-Advisory Agreement”). Galtere, Ltd. is majority owned by Renee Haugerud. Brown Trout Management, LLC is controlled by Steven R. Gerbel.

The following replaces information regarding Glenfinnen in the “Management of the Fund – Portfolio Managers” section of the Statement of Additional Information:

Other Accounts Managed by the Portfolio Manager

Merger Arbitrage Fund (as of March 31, 2015)

Steven R. Gerbel			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	0	0	0
Other Pooled Investments	4	$41.8m	4	$41.8m
Other Accounts	2	$44.6m	2	$44.6m

Please file this Supplement with your records.

Compensation

Brown Trout Management, LLC

Mr. Gerbel is the majority owner of Brown Trout and as managing member of the firm participates in the overall profitability of the firm.  The portfolio manager’s compensation arrangements are not determined on the basis of specific funds or accounts managed.

Ownership of the Fund by the Portfolio Manager

As of March 31, 2015, the portfolio manager owns equity securities of the Fund as follows.

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Steven R. Gerbel	None

Please file this Supplement with your records.